                                                                    Exhibit 99.1
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS
------------------------------

------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
------------------------------

------------------------------
JUDGE: Barbara J. Houser
------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                        Chief Financial Officer
---------------------------------------           ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                               6/20/2002
---------------------------------------           ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Jessica L. Wilson                                 Chief Accounting Officer
---------------------------------------           ------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                        6/20/2002
---------------------------------------           ------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-1
--------------------------------

--------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------

---------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE         MONTH            MONTH            MONTH
                                                                        --------------------------------------------
ASSETS                                                    AMOUNT        April 2002       May 2002
--------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                    $ 13,401,586   $ 11,832,466     $ 10,040,938       $    0
--------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                     $          0     $          0       $    0
--------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                           $ 13,401,586   $ 11,832,466     $ 10,040,938       $    0
--------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                                           ($14,366,029)    ($14,431,346)      $    0
--------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                           $          0     $          0       $    0
--------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                     $     15,000   $     15,000     $     15,000       $    0
--------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                    $    839,130     $    816,398       $    0
--------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                  $422,186,692   $311,639,100     $312,170,046       $    0
--------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                                 $435,603,278   $309,959,667     $308,611,036       $    0
--------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                          $  2,425,652   $  7,621,755     $  7,655,860       $    0
--------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION                          $  4,432,055     $  4,511,294       $    0
--------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT & EQUIPMENT                      $  2,425,652   $  3,189,700     $  3,144,566       $    0
--------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                    $     62,465   $    196,763     $    196,763       $    0
--------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)     $ 10,967,208   $  7,151,860     $  7,151,860       $    0
--------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                  $138,370,015   $138,370,015     $138,370,015       $    0
--------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                         $587,428,618   $458,868,005     $457,474,240       $    0
--------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                    $    977,826     $    794,718       $    0
--------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                          ($948,706)       ($983,110)      $    0
--------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                       $          0     $          0       $    0
--------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                   $  1,098,637     $    664,539       $    0
--------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                        $          0     $          0       $    0
--------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                     ($13,769)    $    380,054       $    0
--------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION LIABILITIES                                      $  1,113,988     $    856,201       $    0
--------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                         $466,119,468   $329,637,387     $328,553,016       $    0
--------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                        $     29,661   $          0     $          0       $    0
--------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                       $ 22,580,547   $  2,232,210     $  2,232,210       $    0
--------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                  $          0   $ 28,849,513     $ 28,849,513       $    0
--------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                        $488,729,676   $360,719,110     $359,634,739       $    0
--------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                                    $488,729,676   $361,833,098     $360,490,940       $    0
--------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                          $ 98,457,967     $ 98,457,967       $    0
--------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)                             ($1,423,060)     ($1,474,667)      $    0
--------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                         $          0   $ 97,034,907     $ 96,983,300       $    0
--------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES & OWNERS' EQUITY                   $488,729,676   $458,868,005     $457,474,240       $    0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-2
------------------------------------

------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
------------------------------------

----------------------------------------
INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------
                                                        MONTH          MONTH       MONTH        QUARTER
                                                      --------------------------------------
REVENUES                                              April 2002      May 2002                   TOTAL
-------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                    $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                         $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                       $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                          $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                      $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                   $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                          $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                      $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                      $  59,844       $  70,417    $       0    $   130,261
-------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                               $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                          ($488,856)      ($700,208)   $       0    ($1,189,064)
-------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                      $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                               $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                          ($429,012)      ($629,791)   $       0    ($1,058,803)
-------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE      $ 429,012       $ 629,791    $       0    $ 1,058,803
-------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                   ($12,728)        ($9,205)   $       0       ($21,933)
-------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                 $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                  $  99,483       $  95,216    $       0    $   194,699
-------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                            $  81,137       $  79,241    $       0    $   160,378
-------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                      $   1,798       $   1,798    $       0    $     3,596
-------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                               $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                       $ 169,690       $ 167,050    $       0    $   336,740
-------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                 $ 346,077       $ 548,752    $       0    $   894,829
-------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                 $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                               $       0       $       0    $       0    $         0
-------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                     $ 346,077       $ 548,752    $       0    $   894,829
-------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                         ($34,702)       ($34,404)   $       0       ($69,106)
-------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                  ($52,053)       ($51,607)   $       0      ($103,660)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                  MONTH                  MONTH                   MONTH           QUARTER
                                               -----------------------------------------------------------
DISBURSEMENTS                                    April 2002              May 2002                                  TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                    $ 12,859,810            $ 11,832,466                           $ 12,859,810
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                   $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                  $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                 $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                     $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)               $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                               $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                          $ 10,495,442            $ 10,337,653                $0         $ 20,833,095
--------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                 $ 10,495,442            $ 10,337,653                $0         $ 20,833,095
--------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                               $ 10,495,442            $ 10,337,653                $0         $ 20,833,095
--------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                         $ 23,355,252            $ 22,170,119                $0         $ 33,692,905
--------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                  $  1,428,918            $  1,896,535                $0         $  3,325,453
--------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                           $    629,321            $    744,190                $0         $  1,373,511
--------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                $     14,395            $      8,623                $0         $     23,018
--------------------------------------------------------------------------------------------------------------------------------
15.     SECURED/RENTAL/LEASES                        $  2,347,014            $  2,394,462                $0         $  4,741,476
--------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                    $     49,483            $     33,351                $0         $     82,834
--------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                    $    714,446            $    342,407                $0         $  1,056,853
--------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                          $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                             $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                       $    208,880            $    183,889                $0         $    392,769
--------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                        $    909,848            $    991,592                $0         $  1,901,440
--------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                     $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                  $      2,889            $      3,262                $0         $      6,151
--------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                          $  4,742,466            $  4,761,630                $0         $  9,504,096
--------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                $ 11,047,660            $ 11,359,941                $0         $ 22,407,601
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                            $    459,376            $    761,990                $0         $  1,221,366
--------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                            $     15,750            $      7,250                $0         $     23,000
--------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                          $          0            $          0                $0         $          0
--------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                $    475,126            $    769,240                $0         $  1,244,366
--------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                          $ 11,522,786            $ 12,129,181                $0         $ 23,651,967
--------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                 ($1,027,344)            ($1,791,528)               $0          ($2,818,872)
--------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                          $ 11,832,466            $ 10,040,938                $0         $ 10,040,938
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-4
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH               MONTH                MONTH
                                                                 ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         April 2002           May 2002
-----------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                 ($4,000)       $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
2.   31-60                                                          $           0              ($4,000)      $        0
-----------------------------------------------------------------------------------------------------------------------
3.   61-90                                                          $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
4.   91+                                                            $      85,865        $      85,865       $        0
-----------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                     $        0       $      81,865        $      81,865       $        0
-----------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                $  14,447,894        $  14,513,211       $        0
-----------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                     $        0        ($14,366,029)        ($14,431,346)      $        0
-----------------------------------------------------------------------------------------------------------------------

                                                                       MONTH:  May 2002
-----------------------------------------------                              ------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES
-----------------------------------------------------------------------------------------------------------------------
                                          0-30        31-60                61-90             91+
TAXES PAYABLE                             DAYS        DAYS                 DAYS              DAYS           TOTAL
-----------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                           ($983,110)  $        0       $           0        $           0        ($983,110)
-----------------------------------------------------------------------------------------------------------------------
2.   STATE                            $        0   $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
3.   LOCAL                            $        0   $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)              $        0   $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE               ($983,110)  $        0       $           0        $           0        ($983,110)
-----------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS  PAYABLE                $   31,979   $   36,339       $      45,246        $     681,154       $  794,718
-----------------------------------------------------------------------------------------------------------------------

                                                                       MONTH:  May 2002
-----------------------------------------                                    ------------------------------------------
STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING                  AMOUNT                             ENDING
                                                     TAX                  WITHHELD AND/         AMOUNT           TAX
FEDERAL                                           LIABILITY*               OR ACCRUED            PAID         LIABILITY
-----------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                 $        0       $      81,779        $      81,779       $        0
-----------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                               $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                               $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                  $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
5.   INCOME                                         ($948,706)           ($34,404)       $           0        ($983,110)
-----------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                           $        0       $           0        $           0       $        0
-----------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                            ($948,706)      $      47,375        $      81,779       ($983,110)
----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                   $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
9.   SALES                                         $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                        $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                  $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                 $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                             $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                           $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                           $        0       $           0        $           0      $         0
-----------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                    ($948,706)      $      47,375        $      81,779       ($983,110)
-----------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

-----------------------------------------
CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-5
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
-----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  May 2002
-----------------------------------------                     -----------------
BANK RECONCILIATIONS
                                               Account #1             Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                   Bank One               Bank One           Wells Fargo
------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                        100140334              9319959434          4417-881463           TOTAL
------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                         Operating             Disbursement          Operating
----------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                    $208,656              $ 300,000             $38,329         $552,039
----------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED              $      0              $       0             $     0         $      0
----------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                  $      0              $ 785,744             $     0         $985,184
----------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                       $      0              $   1,396             $     0         $  1,396
----------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                   $208,656              ($484,348)            $38,329        ($237,363)
----------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                 No checks                46570              No checks
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF                 TYPE OF            PURCHASE              CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE               INSTRUMENT            PRICE                VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.    Wells Fargo Certificate of Deposit                              CD                   $   200,000          $   205,115
------------------------------------------------------------------------------------------------------------------------------
8.    Bank One                                     5/31/2002          Overnight Sweep      $10,265,072          $10,265,072
------------------------------------------------------------------------------------------------------------------------------
9.    N/A
------------------------------------------------------------------------------------------------------------------------------
10.   N/A
------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                    $10,465,072          $10,470,187
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH

------------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                          $     2,500
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
13.   TOTAL  CASH  -  END  OF MONTH                                                                             $10,040,938
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

-------------------------------------
CASE NAME:  Kitty Hawk, Inc.                    ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE  NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: May 2002
-------------------------------------                            -------------------------------------------------------
BANK RECONCILIATIONS

                                                 Account #4              Account #5           Account #6
------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                  Bank One                Bank One             Bank One
------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                       1570695922         100129949/9319958451      1586268961        TOTAL
------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                         Payroll            Health Insurance       Flex Spending
------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                   $      0                    $2,262            $2,792         $  5,054
------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED             $      0                    $    0            $    0         $      0
------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                 $197,178                    $2,262            $    0         $199,440
------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                      $      0                    $    0            $    0         $      0
------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                 ($197,178)                   $    0            $2,792         ($194,386)
------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN               95003                  158325                11186
------------------------------------------------------------------------------------------------------------------------

-------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF                TYPE OF             PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE             INSTRUMENT             PRICE             VALUE
------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                $0                    $0
------------------------------------------------------------------------------------------------------------------------

-------------------------------------
CASH

------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                           $0
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                            ($194,386)
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------
CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-----------------------------------------

                                                        MONTH: May 2002
-----------------------------------------               ---------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.
BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS,
COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE,
ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------
                              INSIDERS
---------------------------------------------------------------------
                             TYPE OF     AMOUNT      TOTAL PAID
         NAME                PAYMENT      PAID         TO DATE
---------------------------------------------------------------------
1.   Mike Clark           Salary          $  7,917      $   192,918
---------------------------------------------------------------------
2.   Jim Craig            Salary          $ 18,750      $   505,211
---------------------------------------------------------------------
3.   Janie Garrard        Salary          $      0      $     2,625
---------------------------------------------------------------------
4.   Drew Keith           Salary          $ 18,750      $   499,745
---------------------------------------------------------------------
5    Lena Baker           Salary          $      0      $     7,500
---------------------------------------------------------------------
6    Jim Reeves           Salary          $ 25,000      $   729,161
---------------------------------------------------------------------
7    John Turnipseed      Salary          $      0      $    41,668
---------------------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                          $ 70,417      $ 1,978,828
---------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
---------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                 TOTAL
                                  ORDER AUTHORIZING    AMOUNT     AMOUNT       TOTAL PAID        INCURRED
           NAME                        PAYMENT        APPROVED     PAID          TO DATE        & UNPAID*
---------------------------------------------------------------------------------------------------------------
1.   Lain Faulkner                                                 $   6,606     $  1,181,618       $  41,997
---------------------------------------------------------------------------------------------------------------
2.   Haynes and Boone                                              $ 116,534     $  5,124,060       $ 429,410
---------------------------------------------------------------------------------------------------------------
3.   The Seabury Group                                             $       0     $  2,700,000       $       0
---------------------------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                            $       0     $    365,670       $       0
---------------------------------------------------------------------------------------------------------------
5    Price Waterhouse Coopers                                      $       0     $    386,015       $       0
---------------------------------------------------------------------------------------------------------------
6    Jay Alix and Associates                                       $  81,703     $  1,101,355       $  45,018
---------------------------------------------------------------------------------------------------------------
7    Andrews & Kurth                                               $       0     $    995,467       $       0
---------------------------------------------------------------------------------------------------------------
8    Jenkins & Gilchrist                                           $       0     $     47,474       $       0
---------------------------------------------------------------------------------------------------------------
9    Ford and Harrison                                             $   3,708     $    264,291       $   8,931
---------------------------------------------------------------------------------------------------------------
10   Grant Thornton                                                $  10,000     $    417,053       $  18,948
---------------------------------------------------------------------------------------------------------------
11   Verner Liipfert                                               $       0     $    875,617       $  25,023
---------------------------------------------------------------------------------------------------------------
12   The Ivy Group                                                 $       0     $     81,900       $       0
---------------------------------------------------------------------------------------------------------------
13   Wells Fargo Bank                                              $ 413,740     $  3,638,706       $       0
---------------------------------------------------------------------------------------------------------------
14   Diamond McCarthy Taylor                                       $  52,306     $    210,417       $  95,212
---------------------------------------------------------------------------------------------------------------
15   TOTAL PAYMENTS
     TO PROFESSIONALS                                      $   0   $ 684,597     $ 17,389,643       $ 664,539
---------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------
--------------------------------------------------------------------
                           SCHEDULED      AMOUNTS
                            MONTHLY        PAID          TOTAL
                           PAYMENTS       DURING        UNPAID
     NAME OF CREDITOR         DUE          MONTH     POSTPETITION
--------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------
6.   TOTAL                      $   0         $  0            $  0
--------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------
CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-7
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
-----------------------------------------

                                                   MONTH: May 2002
                                                          ----------------------

---------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                 YES       NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
     NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                       X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
     THAN A DEBTOR IN POSSESSION ACCOUNT?                                   X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                       X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                       X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR
     FROM ANY PARTY?                                                        X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST
     DUE?                                                                   X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                            X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                      X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF
NECESSARY.

Item #4 - the Company has paid down approximately $1.1 million on its revolving
--------------------------------------------------------------------------------
   credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
   payments were a result of asset sales and internally generated cash.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES       NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY
POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING
PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF
NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------
       TYPE OF                                                                                   PAYMENT AMOUNT
       POLICY                                      CARRIER                  PERIOD COVERED        & FREQUENCY
---------------------------------------------------------------------------------------------------------------------
 121 Aircraft Insurance                  Aviation Insurance Services    6/1/2002 - 5/31/2003      600,000 Quarterly
---------------------------------------------------------------------------------------------------------------------
 Workers Comp                            Aviation Insurance Services    01/01/2002 - 12/31/2002    62,430   Monthly
---------------------------------------------------------------------------------------------------------------------
 Property  Insurance                     Aviation Insurance Services    4/1/2002 - 3/31/2003      126,554    Annual
---------------------------------------------------------------------------------------------------------------------
 Primary Auto                            Aviation Insurance Services    4/1/2002 - 3/31/2003      126,375    Annual
---------------------------------------------------------------------------------------------------------------------
 Flexible spending admin.                Allied Benefits                1/1/2002 - 12/31/2002         149   Monthly
---------------------------------------------------------------------------------------------------------------------
 Health insurance-PPO                    CIGNA                          12/1/2001 - 11/30/2002    131,161   Monthly
---------------------------------------------------------------------------------------------------------------------
 Health insurance-HMO Indiana            CIGNA                          12/1/2001 - 11/30/2002     38,720   Monthly
---------------------------------------------------------------------------------------------------------------------
 Health insurance-HMO all other states   CIGNA                          12/1/2001 - 11/30/2002     39,952   Monthly
---------------------------------------------------------------------------------------------------------------------
 Dental insurance                        CIGNA                          12/1/2001 - 11/30/2002     25,457   Monthly
---------------------------------------------------------------------------------------------------------------------
 Life/AD&D                               CIGNA                          7/1/2001 - 6/30/2002        9,410   Monthly
---------------------------------------------------------------------------------------------------------------------
 Long term disability-pilots             Unum                           5/1/2002 - 4/30/2003        2,759   Monthly
---------------------------------------------------------------------------------------------------------------------
 Long term disability - non-pilots       Unum                           1/1/2002 - 12/31/2002       2,519   Monthly
---------------------------------------------------------------------------------------------------------------------
 Short term disability                   Unum                           1/1/2002 - 12/31/2002         584   Monthly
---------------------------------------------------------------------------------------------------------------------
 Vision coverage                         Spectera                       1/1/2002 - 12/31/2002       2,063   Monthly
---------------------------------------------------------------------------------------------------------------------
 Life insurance -additional              All  American Life             1/1/2002 - 12/31/2002         530   Monthly
---------------------------------------------------------------------------------------------------------------------
 401(k) Plan administration              MassMutual                     1/1/2002 - 12/31/2002       1,559   Monthly
---------------------------------------------------------------------------------------------------------------------
 Supplemental disability                 AFLAC                          1/1/2002 - 12/31/2002       3,162   Monthly
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                      FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                       ACCRUAL BASIS
---------------------------------------------

                                          MONTH:             May 2002
                                                 -------------------------------


--------------------------------------------------------------------------------
  ACCRUAL BASIS      LINE
   FORM NUMBER      NUMBER                 FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        3              8        All cash received into the each subsidiary cash
--------------------------------------------------------------------------------
                                   account is swept each night to Kitty Hawk,
--------------------------------------------------------------------------------
                                   Inc. Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        3             31        All disbursements (either by wire transfer or
--------------------------------------------------------------------------------
                                   check), including payroll, are disbursed out
--------------------------------------------------------------------------------
                                   of the Kitty Hawk, Inc. controlled
--------------------------------------------------------------------------------
                                   disbursement account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        4              6        All assessments of uncollectible accounts
--------------------------------------------------------------------------------
                                   receivable are done at Kitty Hawk, Inc.  All
--------------------------------------------------------------------------------
                                   reserves are recorded at Inc. and pushed down
--------------------------------------------------------------------------------
                                   to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        7                       All insurance policies are carried in the name
--------------------------------------------------------------------------------
                                   of Kitty Hawk, Inc. and its subsidiaries.
--------------------------------------------------------------------------------
                                   Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                       May 2002

8.  OTHER (ATTACH LIST)                           $   312,170,046 Reported
                                                  ---------------
         Intercompany Receivables                     310,587,319
         A/R Other                                        246,473
         A/R Reconciling item                             (13,927)
         Deferred Taxes                                   776,266
         Deposits - Other                                 157,916
         Deposits - Retainers                             415,999
                                                  ---------------
                                                      312,170,046 Detail
                                                  ---------------
                                                                - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                          7,151,860 Reported
                                                  ---------------
         Bond offering costs                            7,151,860
                                                  ---------------
                                                        7,151,860 Detail
                                                  ---------------
                                                                - Difference

15. OTHER (ATTACH LIST)                               138,370,015
                                                  ---------------
         Investment in KH Aircargo                          1,000
         Investment in KH International                81,974,302
         Investment in Longhorn                         2,266,436
         Investment in KH Cargo                        54,128,277
                                                  ---------------
                                                      138,370,015 Detail
                                                  ---------------
                                                                - Difference

22. OTHER (ATTACH LIST)                           $       380,054 Reported
                                                  ---------------
         Accrued expenses                                  94,193
         R/C professional fees                           (139,539)
         Accrued interest                                  52,682
         Accrued health savings                           389,591
         A/P Aging reconciling item                       (24,453)
         Accrued 401(k)                                     7,580
                                                  ---------------
                                                          380,054 Detail
                                                  ---------------
                                                                - Difference

27. OTHER (ATTACH LIST)                           $    28,849,513 Reported
                                                  ---------------
         Deferred Taxes                                31,006,505
         Accrued Taxes payable                        (17,685,739)
         Interest payable                              15,528,747
                                                  ---------------
                                                       28,849,513 Detail
                                                  ---------------
                                                                - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                         (9,205)Reported
                                                       -------------
         Interest Income                                      (9,205)
                                                       -------------
                                                              (9,205)Detail
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                  10,337,653 Reported
         Transfers from Charters                               3,139
         Transfers from Cargo                              4,532,722
         Transfers from Aircargo                             171,101
         Transfers from OKT                                   44,661
         Cash deposits - non-lockbox                       5,504,281
         Interest income                                       9,701
         Misc Deposits                                        72,048
                                                       -------------
                                                          10,337,653 Detail
                                                       -------------
                                                                   - Difference
                                                       -------------

25.  OTHER (ATTACH LIST)                                   4,761,630 Reported
                                                       -------------
         Inc. 401(k)                                         235,744
         Employee Expenses                                    16,424
         Bank charges                                          5,637
         Refunds/Claims                                         (549)
         Fuel                                              2,089,507
         Ground Handling                                   1,149,809
         Shipping                                             21,135
         Ondemand Charter costs                                  275
         135 Airline costs                                        19
         Building maintenance/security                        55,497
         Contract Labor                                       60,118
         Trucking                                            384,731
         Customs/Parking/Landing                             390,364
         Containers                                           23,060
         Simulator/Communication/Other Training              102,625
         Voided checks and corrections                       (28,839)
         Board of Direcetors expenses                        108,000
         Asset purchase                                       31,617
         Charts/Manuals                                       39,209
         Shutdown costs                                       26,082
         Fines                                                10,200
         Deposits                                              3,500
         Deicing                                                 896
         Office                                               36,569
                                                       -------------

                                                       -------------
                                                           4,761,630 Detail
                                                                   - Difference